EXHIBIT 99.2

Index to Unaudited Interim Consolidated Financial Statements of SKBHC Holdings LLC and Subsidiaries

PAGE
UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS
Consolidated statements of financial condition as of September 30, 2015 and December 31, 2014	2
Consolidated statements of income for the three and nine months ended September 30, 2015 and 2014	3
Consolidated statements of comprehensive income for the three and nine months ended September 30, 2015 and 2014	4
Consolidated statements of cash flows for the nine months ended September 30, 2015 and 2014	5-6
Notes to interim consolidated financial statements	7-41

SKBHC HOLDINGS LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (UNAUDITED)

(in thousands)

	As of September 30, 2015	As of December 31, 2014
ASSETS
Cash and due from banks	$74,545	$62,889
Interest bearing deposits with other banks	23,103	31,625

Cash and cash equivalents	97,648	94,514
Securities:
Securities, available-for-sale at fair value	882,375	944,959
Securities, held-to-maturity at amortized cost	146,600	107,890
Loans held for sale	86,692	61,776
Loans, net of allowance for loan losses and deferred fees	2,888,626	2,596,549
Accrued interest receivable	13,007	11,888
Restricted equity securities	15,178	14,723
Premises and equipment, net	70,223	72,801
Foreclosed real estate and other foreclosed assets	8,362	15,263
Bank-owned life insurance	83,512	70,662
Goodwill	77,958	57,219
Intangible assets	20,970	23,294
Deferred tax asset, net	117,697	129,069
Other assets	17,937	11,369

Total assets	$4,526,785	$4,211,976

LIABILITIES AND MEMBERS’ EQUITY
LIABILITIES
Non-interest bearing demand deposits	$966,647	$818,512
Interest bearing deposits:
NOW, savings accounts, and money market accounts	1,951,794	1,796,887
Time, $250,000 and over	63,022	55,464
Other time	638,791	623,742

Total deposits	3,620,254	3,294,605
Accrued interest payable	670	724
Junior subordinated debentures	7,058	—
Federal Home Loan Bank advances and other borrowings	240,141	283,752
Deferred compensation and retirement plans	21,114	21,690
Management unit liability	13,833	12,601
Other liabilities	32,429	34,022

Total liabilities	3,935,499	3,647,394
Commitments and contingencies (Note 9)
MEMBERS’ EQUITY
Members’ capital	476,350	476,350
Accumulated earnings	109,057	87,299
Accumulated other comprehensive income, net of tax	5,879	933

Total members’ equity	591,286	564,582

Total liabilities and members’ equity	$4,526,785	$4,211,976

See accompanying notes.	2

SKBHC HOLDINGS LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

(in thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2015	2014	2015	2014
INTEREST INCOME
Interest and fees on loans	$35,394	$31,028	$107,833	$96,110
Interest and dividends on securities	5,304	5,928	16,885	18,725
Other interest income	71	39	287	193

Total interest income	40,769	36,995	125,005	115,028

INTEREST EXPENSE
Interest on deposits	2,035	1,547	6,224	4,430
Interest on borrowings	437	323	1,349	546

Total interest expense	2,472	1,870	7,573	4,976

NET INTEREST INCOME	38,297	35,125	117,432	110,052
PROVISION (BENEFIT) FOR LOAN LOSSES	—	(77)	(1,189)	997

Net interest income after provision (benefit) for loan losses	38,297	35,202	118,621	109,055

NON-INTEREST INCOME
Fees and service charges on deposits	4,119	4,190	12,217	11,312
Fees on mortgage loan sales, net	1,541	954	4,181	2,851
Other income	3,307	5,386	10,768	19,726

Total non-interest income	8,967	10,530	27,166	33,889

NON-INTEREST EXPENSE
Salaries and employee benefits	19,584	20,248	61,106	60,725
Occupancy expense, net	3,591	3,585	10,908	9,683
Equipment expense	3,497	3,404	10,498	10,498
Foreclosed real estate and other foreclosed assets expense, net	1,385	1,421	3,290	4,638
Amortization of intangible assets	735	902	2,205	2,598
Other expense	6,213	6,617	22,327	25,212

Total non-interest expense	35,005	36,177	110,334	113,354

INCOME BEFORE INCOME TAX EXPENSE	12,259	9,555	35,453	29,590
INCOME TAX EXPENSE	4,282	3,916	13,695	12,604

NET INCOME	$7,977	$5,639	$21,758	$16,986

See accompanying notes.	3

SKBHC HOLDINGS LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED)

(in thousands)

	For the Nine Months Ended September 30,
	2015	2014
Net income	$21,758	$16,986
Other comprehensive income:
Unrealized gains on available-for-sale securities arising during the nine months ended September 30	8,390	15,173
Reclassification adjustment for net gains on available-for-sale securities realized in net income	(427)	(455)
Income tax expense	(3,017)	(5,577)

Total other comprehensive income, net of tax	4,946	9,141

Comprehensive income	$26,704	$26,127

	For the Three Months Ended September 30,
	2015	2014
Net income	$7,977	$5,639
Other comprehensive income (loss):
Unrealized gains (losses) on available-for-sale securities arising during the quarter	5,462	(1,719)
Reclassification adjustment for net gains on available-for-sale securities realized in net income	(267)	(10)
Income tax (expense) benefit	(2,004)	656

Total other comprehensive income (loss), net of tax	3,191	(1,073)

Comprehensive income	$11,168	$4,566

See accompanying notes.	4

SKBHC HOLDINGS LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	For the Nine Months Ended September 30,
	2015	2014
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
Net income	$21,758	$16,986
Adjustments to reconcile net income to net cash provided by operating activities
Provisions for loan losses, unfunded commitments, repurchase reserve, write downs on foreclosed real estate and other foreclosed assets, and fixed asset impairments	1,372	4,244
Depreciation and amortization	19,619	19,045
Impairment recorded on intangible assets	—	3,131
Deferred income taxes	17,078	18,135
Compensation in the form of management units	1,232	1,054
Gain on sale of other premises and equipment, investments and foreclosed real estate, and other foreclosed assets	(1,283)	(3,056)
Stock dividends received	(84)	(81)
Originations of loans held for sale	(425,421)	(240,969)
Proceeds from loans sold	408,444	306,715
Gain on sale of loans	(9,223)	(13,992)
Fair value adjustments on derivatives	4,790	859
Changes in assets and liabilities
Accrued interest receivable	756	(1,489)
Bank owned life insurance	(1,585)	(1,563)
Other assets	(3,618)	(3,106)
Accrued interest payable	(1,015)	13
Other liabilities	(10,060)	(9,735)

Net cash provided by operating activities	22,760	96,191

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES
Securities available-for-sale
Maturities, calls, sales, and principal payments	248,085	176,758
Purchases	(72,173)	(124,719)
Securities held-to-maturity
Maturities, calls, sales, and principal payments	2,856	2,681
Purchases	—	(22,865)
Restricted equity securities activity, net	1,936	1,331
Purchases of home equity lines of credit	—	(80,941)
Purchases of residential mortgage loans	—	(98,091)
Net increase in loans	(34,172)	(153,931)
Purchases of premises and equipment	(2,947)	(3,916)
Proceeds from sale of premises and equipment	344	2,511
Proceeds from foreclosed real estate and other foreclosed assets	9,603	13,426
Cash consideration paid in merger and branch transactions, net of cash acquired	(40,005)	(21,347)

Net cash provided by (used in) investing activities	113,527	(309,103)

CASH FLOWS (USED IN) PROVIDED BY FINANCING ACTIVITIES
Net increase in deposits	(73,542)	(10,394)
Proceeds of Federal Home Loan Bank advances and other borrowing activity	1,193,600	1,046,300

See accompanying notes.	5

Repayments of Federal Home Loan Bank advances and other borrowing activity	(1,253,211)	(867,922)

Net cash (used in) provided by financing activities	(133,153)	167,984

NET CHANGE IN CASH AND CASH EQUIVALENTS	3,134	(44,928)
CASH AND CASH EQUIVALENTS, beginning of year	94,514	130,158

CASH AND CASH EQUIVALENTS, end of year	$97,648	$85,230

SUPPLEMENTAL DISCLOSURES
Cash paid during the period for
Interest	$8,588	$4,963
Income taxes	840	2
Non-cash investing and financing activities
Change in fair value of available-for-sale securities, net of tax	(4,946)	(9,141)
Foreclosed real estate acquired in settlement of loans	1,811	7,616
Loans issued for sale of foreclosed assets	—	71
Fair value of assets acquired in acquisitions	487,280	—
Fair value of liabilities assumed in acquisitions	427,973	—
Transfer to property held for sale	255	482

See accompanying notes.	6

Note 1 – Nature of Business

SKBHC Holdings LLC (Holdings or the Company) is a Delaware limited liability company which was organized in 2009 and is headquartered in Seattle, Washington. Holdings was organized with the intention of operating as a top tier bank holding company that acquires financial institutions, including distressed or failed institutions, and becoming a leading regional community banking franchise in the Western United States. Holdings’ wholly-owned subsidiary is Starbuck Bancshares which has two of its own wholly-owned subsidiaries (First National Bank of Starbuck and AmericanWest Bank) from which all significant operating activities are conducted.

The following table provides the Company’s acquisitions by date, location, and number of branches:

Acquired Institution	Acquisition Date	Location	# of Branches

Starbuck Bancshares (Bancshares) First National Bank of Starbuck (FNBS)	November 10, 2010	Starbuck, Minnesota	1

AmericanWest Bank (AWB)	December 20, 2010	Spokane, Washington	58

Bank of the Northwest (BONW)	July 28, 2011	Seattle, Washington	4

Sunrise Bank (Sunrise)	July 28, 2011	San Diego, California	4

Viking Financial Services Corporation Viking Bank (Viking)	November 30, 2011	Seattle, Washington	7

Security Business Bancorp Security Business Bank of San Diego (SBB)	July 2, 2012	San Diego, California	4

ICB Financial Inland Community Bank (ICB)	November 1, 2012	Los Angeles, California	5

PremierWest Bancorp PremierWest Bank (PWB)	April 9, 2013	Medford, Oregon	32

Greater Sacramento Bancorp Bank of Sacramento (BOS)	February 2, 2015	Sacramento, California	4

BONW, Sunrise, Viking, SBB, ICB, PWB, and BOS branches were merged with and into AWB on the date of acquisition. The operating activities resulting from each acquisition are incorporated in the consolidated financial statements of AWB, and therefore Holdings, since the date of each acquisition.

On October 4, 2013, Bancshares acquired 8 branches in Southern California from Pacific Trust Bancorp (PTB). These branches were merged with and into AWB on the date of acquisition, and the operating activities resulting from those branch acquisitions are incorporated in the consolidated financial statements of AWB, and therefore Holdings, since the date of acquisition.

On April 4, 2014, FNBS was merged into AWB. On July 25, 2014, the former FNBS branch was sold.

7

Note 1 – Nature of Business (continued)

Unless otherwise indicated, reference to the Company shall include the consolidated information of Holdings and its wholly-owned subsidiaries Bancshares, FNBS, and AWB, and the unconsolidated information will be referred to as Holdings, Bancshares, FNBS, or AWB, respectively. Any reference to the Bank or Banks includes AWB for the period ended September 30, 2015 and AWB and FNBS for the year ended December 31, 2014.

The Banks provide community banking products and services, focusing on small and middle market businesses and their employees along with individual consumers in the local markets they serve. The Bank does business in the states of California, Idaho, Oregon, Utah and Washington. The Bank previously did business in the state of Minnesota, until the former FNBS branch was sold on July 25, 2014.

Note 2 – Basis of financial statement presentation

The accompanying unaudited consolidated financial statements have been prepared in a condensed format and therefore do not include all information and footnotes required by generally accepted accounting principles (GAAP) in the United States of America for complete financial statements, which are included in the Company’s annual financial statements and which should be read in conjunction with the interim unaudited condensed financial statements. The information furnished in these interim unaudited and condensed financial statements reflects all adjustments that are, in the opinion of management, necessary for a fair statement of the results of such period. All dollar amounts contained in the unaudited consolidated financial statements and disclosures are stated in thousands.

Note 3 – Business Combinations

Bank of Sacramento – On February 2, 2015, the Company acquired all of the outstanding shares of Greater Sacramento Bancorp, and its wholly-owned banking subsidiary Bank of Sacramento (collectively BOS), in an business combination accounted for under the acquisition method of accounting. The acquisition was consistent with the Company’s strategic plan to grow through acquisitions. Acquisition expense related to the transaction for the first nine months of 2015 were $887 thousand and are included in earnings. The operating results of BOS have been included in the Company’s consolidated financial statements since the date of acquisition. The aggregate purchase price included $59.3 million of cash paid to selling shareholders; simultaneous with the acquisition.

8

Note 3 – Business Combinations (continued)

The following table summarizes the estimated fair value of the assets acquired and liabilities assumed for BOS at the date of acquisition:

Assets Acquired
Cash and Cash Equivalents	$19,302
Securities	159,242
Loans	257,285
Goodwill	20,739
Other intangibles	17
Premises and equipment	72
Foreclosed assets	1,248
Deferred tax asset, net	5,706
Other assets	23,669

Total assets	$487,280

Liabilities assumed
Deposits	$399,191
Junior subordinated debentures	7,017
FHLB borrowings and other liabilities	21,765

Total liabilities	$427,973

Net assets acquired/consideration paid	$59,307

As a result of the acquisition, the Company recognized $20.7 million in goodwill which will not be amortized but will be evaluated for potential impairment on an annual basis or earlier if a triggering event merits evaluation.

All other acquisition accounting adjustments, with the exception of those for impaired loans, foreclosed assets, and income taxes, will be amortized or accreted to operations over the expected life of the related asset or liability. Adjustments for impaired loans and foreclosed assets will be realized in accordance with the Company’s accounting policy when the underlying assets are resolved or liquidated. Changes in acquired tax uncertainties after the measurement period are recognized in net income.

9

Note 4 – Securities

Debt and equity securities have been classified according to management’s intent to hold them as either available-for-sale or held-to-maturity. The amortized cost of securities, their gross unrealized gains and losses, and their fair values at September 30, 2015 and December 31, 2014 are shown in the following table:

September 30, 2015	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Securities available-for-sale:
Obligations of federal government agencies	$18,525	$229	$(30)	$18,724
Obligations of states, municipalities, and political subdivisions	86,953	1,843	(200)	88,596
Residential mortgage-backed securities	685,619	9,022	(1,007)	693,634
Commercial mortgage-backed securities	50,067	500	—	50,567
Corporate securities	13,665	74	—	13,739
Other securities	17,211	50	(146)	17,115

Total	$872,040	$11,718	$(1,383)	$882,375

Securities held-to-maturity:
Obligations of states, municipalities, and political subdivisions	$76,906	$1,739	$(260)	$78,385
Residential mortgage-backed securities	67,023	1,449	—	68,472
Other securities	2,671	—	—	2,671

Total	$146,600	$3,188	$(260)	$149,528

December 31, 2014	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Securities available-for-sale:
Obligations of federal government agencies	$19,425	$94	$(2)	$19,517
Obligations of states, municipalities, and political subdivisions	91,927	1,740	(987)	92,680
Residential mortgage-backed securities	751,123	5,313	(3,339)	753,097
Commercial mortgage-backed securities	53,718	5	(293)	53,430
Corporate securities	7,031	82	—	7,113
Other securities	19,310	42	(230)	19,122

Total	$942,534	$7,276	$(4,851)	$944,959

Securities held-to-maturity:
Obligations of states, municipalities, and political subdivisions	$35,817	$1,134	$—	$36,951
Residential mortgage-backed securities	70,016	556	—	70,572
Other securities	2,057	—	—	2,057

Total	$107,890	$1,690	$—	$109,580

10

Note 4 – Securities (continued)

The following tables include information on securities with unrealized losses at September 30, 2015 and December 31, 2014:

September 30, 2015

	Less than 12 months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Securities available-for-sale:
Obligations of federal government agencies	$—	$—	$5,955	$(30)	$5,955	$(30)
Obligations of states, municipalities and political subdivisions	3,621	(9)	16,917	(191)	20,538	(200)
Residential mortgage-backed securities	87,764	(396)	48,791	(611)	136,555	(1,007)
Other securities	—	—	14,649	(146)	14,649	(146)

Total	$91,385	$(405)	$86,312	$(978)	$177,697	$(1,383)

Securities held to maturity:
Obligations of states, municipalities and political subdivisions	$25,365	$(260)	$—	$—	$25,365	$(260)

Total	$25,365	$(260)	$—	$—	$25,365	$(260)

December 31, 2014

	Less than 12 months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Securities available-for-sale:
Obligations of federal government agencies	$—	$—	$6,369	$(2)	$6,369	$(2)
Obligations of states, municipalities and political subdivisions	7,061	(45)	55,437	(942)	62,498	(987)
Residential mortgage-backed securities	227,717	(1,681)	96,479	(1,658)	324,196	(3,339)
Commercial mortgage-backed securities	26,314	(63)	12,078	(230)	38,392	(293)
Other securities	—	—	19,033	(230)	19,033	(230)

Total	$261,092	$(1,789)	$189,396	$(3,062)	$450,488	$(4,851)

Certain securities have fair values less than amortized cost and therefore contain unrealized losses. At September 30, 2015 and December 31, 2014, the Company evaluated the securities which had an unrealized loss for Other Than Temporary Impairment (OTTI) and determined all declines in value to be temporary. There were 71 and 109 investment securities with unrealized losses at September 30, 2015 and December 31, 2014, respectively. The Company anticipates full recovery of amortized cost with respect to these securities by maturity, or sooner in the event of a more favorable market interest rate environment.

During the nine month period ended September 30, 2015, proceeds from sales of securities available-for-sale totaled $35.9 million resulting in realized gains of $454 thousand and realized losses of $27 thousand. During the three month period ended September 30, 2015, proceeds from sales of securities available-for-sale totaled $7.4 million resulting in realized gains of $267 thousand and no realized losses. During the nine month period ended September 30, 2014, proceeds from sales of securities available-for-sale totaled $68.0 million resulting in realized gains of $575 thousand and realized losses of $120 thousand. During the three month period ended September 30, 2014, proceeds from sales of securities available-for-sale totaled $31.9 million resulting in realized gains of $110 thousand and realized losses of $100 thousand.

11

Note 4 – Securities (continued)

Securities with an amortized cost of $472.9 million and $525.0 million at September 30, 2015 and December 31, 2014, respectively, were pledged for purposes required or permitted by law. The market value of these securities was $480.6 million and $528.1 million at September 30, 2015 and December 31, 2014, respectively.

The contractual scheduled maturity of securities at September 30, 2015 was as follows:

	Amortized Cost	Fair Value
Securities available-for-sale:
Due in one year or less	$5,196	$5,231
Due from one to five years	76,688	77,604
Due from five to ten years	206,155	208,562
Due after ten years	578,557	585,527
Other non-maturity securities	5,444	5,451

Total	$872,040	$882,375

Securities held-to-maturity:
Due in one year or less	$131	$131
Due from one to five years	1,909	1,923
Due from five to ten years	46,560	48,302
Due after ten years	98,000	99,172

Total	$146,600	$149,528

Expected maturities will differ from contractual maturities as the issuers of certain debt securities have the right to call or prepay their obligations without penalties. Mortgage-backed securities have been classified above based on contractual maturities.

12

Note 5 – Loans

Loan categories as of September 30, 2015 and December 31, 2014 were as follows:

	September 30, 2015	December 31, 2014
Commercial real estate	$1,665,088	$1,473,072
Residential real estate	616,605	586,033
Construction, land development, and other land	64,690	51,408
Agricultural	144,690	139,781
Commercial and industrial	376,374	326,789
Installment and other	37,541	35,833

Total loans	2,904,988	2,612,916
Allowance for loan losses	(16,602)	(16,576)
Deferred loan fees, net of deferred costs	240	209

Net loans	$2,888,626	$2,596,549

Installment and other loans included $358 thousand and $362 thousand in overdraft deposits which were reclassified as loans as of September 30, 2015 and December 31, 2014, respectively. At September 30, 2015, there were $1.6 billion in loans pledged as security for borrowings including excess collateral.

13

Note 5 – Loans (continued)

Total loans consist of originated loans, “B” notes, acquired impaired loans, and acquired non-impaired loans. “B” notes represent advances on acquired impaired loans after acquisition date. The following table summarizes the carrying balances for each respective loan category as of September 30, 2015 and December 31, 2014:

September 30, 2015	Originated	B Notes	Acquired Impaired	Acquired Non-impaired	Total
Commercial real estate	$925,560	$13,148	$231,680	$494,700	$1,665,088
Residential real estate	510,634	10,265	38,170	57,536	616,605
Construction, land development, and other land	38,986	44	9,400	16,260	64,690
Agricultural	122,640	7,892	8,107	6,051	144,690
Commercial and industrial	269,266	6,145	6,419	94,544	376,374
Installment and other	27,490	1,065	939	8,047	37,541

Total loans	$1,894,576	$38,559	$294,715	$677,138	$2,904,988

December 31, 2014	Originated	B Notes	Acquired Impaired	Acquired Non-impaired	Total
Commercial real estate	$789,746	$11,751	$264,611	$406,964	$1,473,072
Residential real estate	466,626	9,713	45,168	64,526	586,033
Construction, land development, and other land	17,585	1	16,319	17,503	51,408
Agricultural	111,112	10,613	9,925	8,131	139,781
Commercial and industrial	239,869	9,405	7,101	70,414	326,789
Installment and other	27,495	1,101	1,010	6,227	35,833

Total loans	$1,652,433	$42,584	$344,134	$573,765	$2,612,916

14

Note 5 – Loans (continued)

Acquired impaired loans – The Company acquired certain impaired loans as part of the AWB, BONW, Sunrise, Viking, SBB, ICB, PWB and BOS transactions. The carrying amount of those loans includes an allowance for loan losses for acquired impaired loans of $1.1 million and $1.7 million at September 30, 2015 and December 31, 2014, respectively. The balances of these loans, net of the allowance for loan losses, at September 30, 2015 and December 31, 2014 are summarized as follows:

September 30, 2015	Unpaid Principal Balance	Carrying Value
Commercial real estate	$257,481	$230,880
Residential real estate	50,806	38,066
Construction, land development, and other land	11,792	9,278
Agricultural	8,979	8,107
Commercial and industrial	10,011	6,354
Installment and other	1,482	939

Total Loans	$340,551	$293,624

December 31, 2014	Unpaid Principal Balance	Carrying Value
Commercial real estate	$269,222	$246,382
Residential real estate	60,058	44,930
Construction, land development, and other land	20,915	16,169
Agricultural	10,926	9,925
Commercial and industrial	10,594	6,917
Installment and other	1,682	1,010

Total Loans	$394,787	$342,393

15

Note 5 – Loans (continued)

Impaired loan unpaid principal balances and carrying values, net of the allowance for loan losses, by acquired financial institution at September 30, 2015 and December 31, 2014 are summarized as follows:

September 30, 2015	Unpaid Principal Balance	Carrying Value
AWB	$221,835	$202,858
BONW	430	112
Sunrise	1,140	853
Viking	7,361	5,000
SBB	7,679	6,041
ICB	3,597	2,107
PWB	76,269	58,785
BOS	22,240	17,868

Total loans	$340,551	$293,624

December 31, 2014	Unpaid Principal Balance	Carrying Value
AWB	$269,222	$246,382
BONW	605	186
Sunrise	2,776	2,017
Viking	8,763	5,951
SBB	8,050	6,310
ICB	4,565	2,700
PWB	100,806	78,847

Total loans	$394,787	$342,393

16

Note 5 – Loans (continued)

The following tables summarize the changes in accretable yield for acquired impaired loans for the nine month periods ended September 30, 2015 and 2014 and the year ended December 31, 2014:

	AWB	BONW	Sunrise	Viking	SBB	ICB	PWB	BOS	Total
Balance, December 31, 2014	$75,639	$399	$715	$4,235	$4,320	$2,760	$32,464	$—	$120,532
Additions resulting from acquisitions	—	—	—	—	—	—	—	4,987	4,987
Accretion to interest income	(13,017)	(121)	(54)	(762)	(351)	(312)	(7,796)	(1,019)	(23,432)
Change related to prepayments	(3,507)	—	—	(32)	2	—	(1,289)	43	(4,783)
Reclassification from nonaccretable difference	—	—	—	—	—	—	—	—	—
Impact of change in assumptions	—	(8)	—	(190)	—	—	—	—	(198)
Disposals	(1,494)	—	(406)	(79)	—	(453)	(486)	(664)	(3,582)

Balance, September 30, 2015	$57,621	$270	$255	$3,172	$3,971	$1,995	$22,893	$3,347	$93,524

	AWB	BONW	Sunrise	Viking	SBB	ICB	PWB	BOS	Total
Balance, December 31, 2013	$99,845	$1,222	$1,239	$7,185	$6,325	$4,309	$27,927	$—	$148,052
Additions resulting from acquisitions	—	—	—	—	—	—	—	—	—
Accretion to interest income	(15,772)	(311)	(803)	(1,309)	(564)	(577)	(12,324)	—	(31,660)
Change related to prepayments	(6,926)	3	(531)	28	59	4	3,583	—	(3,780)
Reclassification from nonaccretable difference	2,471	355	(881)	1,646	571	802	23,672	—	28,636
Impact of change in assumptions	5,377	(808)	1,630	(1,759)	(1,434)	(283)	(4,150)	—	(1,427)
Disposals	(821)	(44)	85	(271)	(200)	(1,395)	(2,877)	—	(5,523)

Balance, September 30, 2014	$84,174	$417	$739	$5,520	$4,757	$2,860	$35,830	$—	$134,297

Accretion to interest income includes $5.3 million and $9.4 million recognized in interest income related to prepayment removals for the nine month periods ended September 30, 2015 and 2014, respectively.

The following tables summarize the changes in accretable yield for acquired impaired loans for the three month periods ended September 30, 2015 and 2014:

	AWB	BONW	Sunrise	Viking	SBB	ICB	PWB	BOS	Total
Balance at June 30, 2015	$63,121	$299	$268	$3,467	$4,082	$2,107	$24,694	$3,686	$101,724
Additions resulting from acquisitions	—	—	—	—	—	—	—	—	—
Accretion to interest income	(4,033)	(29)	(13)	(235)	(111)	(112)	(1,719)	(382)	(6,634)
Change related to prepayments	(1,430)	—	—	(9)	—	—	(83)	43	(1,479)
Reclassification from nonaccretable difference	—	—	—	—	—	—	—	—	—
Impact of change in assumptions	—	—	—	(53)	—	—	—	—	(53)
Disposals	(37)	—	—	2	—	—	1	—	(34)

Balance, September 30, 2015	$57,621	$270	$255	$3,172	$3,971	$1,995	$22,893	$3,347	$93,524

17

Note 5 – Loans (continued)

	AWB	BONW	Sunrise	Viking	SBB	ICB	PWB	BOS	Total
Balance at June 30, 2014	$87,483	$832	$745	$6,102	$5,755	$3,679	$21,758	$—	$126,354
Additions resulting from acquisitions	—	—	—	—	—	—	—	—	—
Accretion to interest income	(4,967)	(46)	(29)	(457)	(152)	(146)	(1,985)	—	(7,782)
Change related to prepayments	(1,940)	—	—	35	—	—	(197)	—	(2,102)
Reclassification from nonaccretable difference	348	139	71	778	348	95	14,838	—	16,617
Impact of change in assumptions	3,835	(464)	(48)	(902)	(1,194)	(1)	2,742	—	3,968
Disposals	(585)	(44)	—	(36)	—	(767)	(1,326)	—	(2,758)

Balance, September 30, 2014	$84,174	$417	$739	$5,520	$4,757	$2,860	$35,830	$—	$134,297

Accretion to interest income includes $1.1 million and $846 thousand recognized in interest income related to prepayment removals for the three month periods ended September 30, 2015 and 2014, respectively.

The following table presents a reconciliation of the undiscounted contractual cash flows, non-accretable difference, accretable yield, and fair value of impaired loans acquired during the nine month period ended September 30, 2015 as of the acquisition date:

BOS
February 2, 2015
As of respective acquisition date in 2015
Undiscounted contractual cash flows	$38,354
Undiscounted cash flows not expected to be collected (non-accretable difference)	(11,289)

Undiscounted cash flows expected to be collected	27,065
Accretable yield at acquisition	(4,987)
Estimated fair value of impaired loans acquired at acquisition	22,078
Accrued interest acquired reclassified to loans	123

Total impaired loans at acquisition	$22,201

18

Note 5 – Loans (continued)

Acquired non-impaired loans – The Company acquired certain non-impaired loans as part of the FNBS, BONW, Sunrise, Viking, SBB, ICB, PWB, PTB, and BOS transactions. The balances of these loans at September 30, 2015 and December 31, 2014 are as follows:

September 30, 2015	Unpaid Principal Balance	Carrying Value
Commercial real estate	$491,530	$494,700
Residential real estate	60,652	57,536
Construction, land development, and other land	16,218	16,260
Agricultural	6,033	6,051
Commercial and industrial	95,427	94,544
Installment and other	8,392	8,047

Total acquired non-impaired loans	$678,252	$677,138

December 31, 2014	Unpaid Principal Balance	Carrying Value
Commercial real estate	$403,144	$406,964
Residential real estate	68,160	64,526
Construction, land development, and other land	17,344	17,503
Agricultural	8,072	8,131
Commercial and industrial	71,124	70,414
Installment and other	6,677	6,227

Total acquired non-impaired loans	$574,521	$573,765

19

Note 5 – Loans (continued)

The following table presents the fair value of acquired non-impaired loans, gross contractual amounts receivable (including contractual principal and interest), and estimated contractual cash flows not expected to be received (fair value adjustments related to credit) for the BOS acquisition as of the acquisition date. There were no acquisitions consummated during 2014:

As of acquisition dates in the period ended September 30, 2015	Fair Value	Gross Contractual Ammounts Receivable	Estimated Contractual Cash Flows Not Expected to be Collected
Loans secured by real estate	$195,280	$253,716	$3,657
Commercial and industrial loans	37,085	40,203	1,068
Loans to individuals for household, family, and other personal expenditures	2,018	2,441	317
All other loans	701	727	15

Total loans at acquisition	$235,084	$297,087	$5,057

Note 6 – Allowance for Loan Losses and Reserve for Unfunded Commitments

Allowance for loan losses – The allowance for loan losses evaluation includes “B” notes, acquired impaired loans with deteriorated credit quality, acquired non-impaired loans, and originated loans. Although all acquired non-impaired loans are included in the following allowance tables, only those loans without a remaining discount or that have incurred credit deterioration subsequent to acquisition date are included in the allowance for loan losses calculation.

The activity related to the allowance for loan losses for the three month and nine month periods ended September 30, 2015 and 2014 is presented below:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2015	2014	2015	2014
Balance, beginning of period	$16,012	$13,982	$16,576	$12,514
(Benefit)/Provision for loan losses	—	(77)	(1,189)	997
Loans charged-off	(322)	(211)	(1,062)	(2,747)
Recoveries	912	1,465	2,277	4,395

Balance, end of period	$16,602	$15,159	$16,602	$15,159

20

Note 6 – Allowance for Loan Losses and Reserve for Unfunded Commitments (continued)

The following tables summarize the balance and activity within the allowance for loan losses, the components of the allowance for loan losses in terms of loans individually and collectively evaluated for impairment, and corresponding loan balances by type for the nine month and three month periods ended September 30, 2015 and 2014:

Nine Months Ended September 30, 2015

	Commercial Real Estate	Residential Real Estate	Construction, Land Development and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Unallocated	Total
Allowance for loan losses
Beginning balance	$6,795	$3,582	$639	$525	$4,107	$304	$624	$16,576
Charge-offs	(368)	(368)	(42)	—	(207)	(77)	—	(1,062)
Recoveries	328	426	308	7	1,117	91		2,277
Provisions	46	(29)	(11)	(19)	(945)	163	(394)	$(1,189)

Ending balance	$6,801	$3,611	$894	$513	$4,072	$481	230	$16,602

Ending balance: individually evaluated for impairment	$—	$6	$—	$—	$38	$—	$—	$44
Ending balance: collectively evaluated for impairment	6,001	3,501	772	513	3,969	481	230	15,467
Ending balance: loans acquired with deteriorated credit quality	800	104	122	—	65	—	—	1,091

Total allowance for loan losses	$6,801	$3,611	$894	$513	$4,072	$481	$230	$16,602

	Commercial Real Estate	Residential Real Estate	Construction, Land Development and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Total
Ending balance: individually evaluated for impairment	$3,062	$876	$199	$313	$2,407	$37	$6,894
Ending balance: collectively evaluated for impairment	1,430,346	577,559	55,091	136,270	367,548	36,565	2,603,379
Ending balance: loans acquired with deteriorated credit quality	52,479	7,495	274	—	324	11	60,583

Total loans evaluated for allowance for loan losses	$1,485,887	$585,930	$55,564	$136,583	$370,279	$36,613	$2,670,856

Nine Months Ended September 30, 2014

	Commercial Real Estate	Residential Real Estate	Construction, Land Development and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Unallocated	Total
Allowance for loan losses
Beginning balance	$4,415	$2,247	$1,176	$500	$3,634	$255	$287	$12,514
Charge-offs	(912)	(437)	(656)	—	(663)	(79)	—	(2,747)
Recoveries	1,363	368	1,797	19	695	153	—	4,395
Provisions	956	1,303	(1,640)	(47)	419	(29)	35	997

Ending balance	$5,822	$3,481	$677	$472	$4,085	$300	$322	$15,159

Ending balance: individually evaluated for impairment	$—	$7	$—	$—	$216	$—	$—	$223
Ending balance: collectively evaluated for impairment	4,655	3,250	533	472	3,627	300	322	13,159
Ending balance: loans acquired with deteriorated credit quality	1,167	224	144		242			1,777

Total allowance for loan losses	$5,822	$3,481	$677	$472	$4,085	$300	$322	$15,159

21

Note 6 – Allowance for Loan Losses and Reserve for Unfunded Commitments (continued)

	Commercial Real Estate	Residential Real Estate	Construction, Land Development and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Total
Ending balance: individually evaluated for impairment	$8,439	$525	$—	$—	$2,665	$58	$11,687
Ending balance: collectively evaluated for impairment	1,102,340	525,290	38,713	118,445	312,518	34,438	2,131,744
Ending balance: loans acquired with deteriorated credit quality	67,819	9,797	586	—	818	14	79,034

Total loans evaluated for allowance for loan losses	$1,178,598	$535,612	$39,299	$118,445	$316,001	$34,510	$2,222,465

The following tables summarize the recorded investment, unpaid principal balance, and related allowance for originated and B note loans considered impaired as of September 30, 2015 and December 31, 2014, respectively:

Nine Months Ended September 30, 2015

	Commercial Real Estate	Residential Real Estate	Construction, Land Development and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Unallocated	Total
Allowance for loan losses
Beginning balance	$6,795	$3,582	$639	$525	$4,107	$304	$624	$16,576
Charge-offs	(368)	(368)	(42)	—	(207)	(77)	—	(1,062)
Recoveries	328	426	308	7	1,117	91	—	2,277
Provisions	46	(29)	(11)	(19)	(945)	163	(230)	(1,189)

Ending balance	$6,801	$3,611	$894	$513	$4,702	$481	$230	$1602

Ending balance: individually evaluated for impairment	$—	$6	$—	$—	$38	$—	$—	$44
Ending balance: collectively evaluated for impairment	6,001	3,501	772	513	3,969	481	230	15,467
Ending balance: loans acquired with deteriorated credit quality	800	104	122	—	65	—	—	1,091

Total allowance for loan losses	$6,801	$3,611	$894	$513	$4,702	$481	$230	$1602

	Commercial Real Estate	Residential Real Estate	Construction, Land Development and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Total
Ending balance: individually evaluated for impairment	$3,062	$876	$199	$313	$2,407	$37	$6,894
Ending balance: collectively evaluated for impairment	1,430,346	577,559	55,091	136,270	367,548	36,565	2,603,379
Ending balance: loans acquired with deteriorated credit quality	52,479	7,495	274	—	324	11	60,583

Total loans evaluated for allowance for loan losses	$1,485,887	$585,930	$55,564	$136,583	$370,279	$36,613	$2,670,856

22

Nine Months Ended September 30, 2014

	Commercial Real Estate	Residential Real Estate	Construction, Land Development and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Unallocated	Total
Allowance for loan losses
Beginning balance	$4,415	$2,247	$1,176	$500	$3,634	$255	$287	$12,514
Charge-offs	(912)	(437)	(656)	—	(663)	(79)	0	(2,747)
Recoveries	1,363	368	1,797	19	695	153	—	4,395
Provisions	956	1,303	(1,640)	(47)	419	(29)	35	997

Ending balance	$5,822	$3,481	$677	$472	$4,085	$300	$322	$15,159

Ending balance: individually evaluated for impairment	$—	$7	$—	$—	$216	$—	$—	$223
Ending balance: collectively evaluated for impairment	4,655	3,250	533	472	3,627	300	322	13,159
Ending balance: loans acquired with deteriorated credit quality	1,167	224	144	—	242	—	—	1,777

Total allowance for loan losses	$5,822	$3,481	$677	$472	$4,085	$300	$322	$15,159

	Commercial Real Estate	Residential Real Estate	Construction, Land Development and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Total
Ending balance: individually evaluated for impairment	$8,439	$525	$—	$—	$2,665	$58	$11,687
Ending balance: collectively evaluated for impairment	1,102,340	525,290	38,713	118,445	312,518	34,438	2,131,744
Ending balance: loans acquired with deteriorated credit quality	67,819	9,797	586	—	818	14	79,034

Total loans evaluated for allowance for loan losses	$1,178,598	$535,612	$39,299	$118,445	$316,001	$34,510	$2,222,465

23

September 30, 2015	Recorded Investment	Unpaid Principal Balance	Related Allowance
With no related allowance recorded:
Commercial real estate	$3,062	$3,648	$—
Residential real estate	858	1,519	—
Construction, land development, and other land	199	228	—
Agricultural	313	673	—
Commercial and industrial	1,700	2,648	—
Installment and Other	37	102	—

Total	$6,169	$8,818	$—

With a related allowance recorded:
Commercial real estate	$—	$—	$—
Residential real estate	18	24	6
Construction, land development, and other land	—	—	—
Agricultural	—	—	—
Commercial and industrial	707	731	38
Installment and Other	—	—	—

Total	$725	$755	$44

Total Impaired Loans	$6,894	$9,573	$44

December 31, 2014	Recorded Investment	Unpaid Principal Balance	Related Allowance
With no related allowance recorded:
Commercial real estate	$3,269	$5,821	$—
Residential real estate	597	962	—
Construction, land development, and other land	409	409	—
Agricultural	—	—	—
Commercial and industrial	569	2,528	—
Installment and Other	42	112	—

Total	$4,886	$9,832	$—

With a related allowance recorded:
Commercial real estate	$—	$—	$—
Residential real estate	20	24	7
Construction, land development, and other land	—	—	—
Agricultural	—	—	—
Commercial and industrial	1,933	2,224	215
Installment and Other	—	—	—

Total	$1,953	$2,248	$222

Total Impaired Loans	$6,839	$12,080	$222

24

Note 6 – Allowance for Loan Losses and Reserve for Unfunded Commitments (continued)

The following tables present the average recorded investment and interest income recognized for originated and B note loans considered impaired as of and for the three and nine month periods ended September 30, 2015 and 2014:

	Three Months Ended September 30, 2015		Nine Months Ended September 30, 2015
	Average Recorded Investment	Interest Income Recognized	Average Recorded Investment	Interest Income Recognized
With no related allowance recorded:
Commercial real estate	$2,438	$—	$3,140	$—
Residential real estate	874	—	744	—
Construction, land development, and other land	201	—	262	—
Agricultural	345	—	241	—
Commercial and industrial	1,723	—	1,761	—
Installment and other	37	—	38	—

Total	$5,618	$—	$6,186	$—

With related allowance recorded:
Commercial real estate	$—	$—	$—	$—
Residential real estate	18	—	19	—
Construction, land development, and other land	—	—	—	—
Agricultural	—	—	—	—
Commercial and industrial	709	10	712	28
Installment and other	—	—	—	—

Total	$727	$10	$731	$28

Total impaired loans	$6,345	$10	$6,917	$28

	Three Months Ended September 30, 2014		Nine Months Ended September 30, 2014
	Average Recorded Investment	Interest Income Recognized	Average Recorded Investment	Interest Income Recognized
With no related allowance recorded:
Commercial real estate	$7,673	$—	$5,361	$—
Residential real estate	530	—	588	—
Construction, land development, and other land	—	—	41	—
Agricultural	1	—	1	—
Commercial and industrial	2,178	—	1,788	—
Installment and other	59	—	92	—

Total	$10,441	$—	$7,871	$—

With related allowance recorded:
Commercial real estate	$—	$—	$—	$—
Residential real estate	20	—	21	—
Construction, land development, and other land	—	—	—	—
Agricultural	—	—	—	—
Commercial and industrial	731	10	735	29
Installment and other	—	—	—	—

Total	$751	$10	$756	$29

Total impaired loans	$11,192	$10	$8,627	$29

25

Note 6 – Allowance for Loan Losses and Reserve for Unfunded Commitments (continued)

AWB’s risk rating methodology assigns risk ratings from 1 to 9, where a higher rating represents higher risk. FNBS uses a similar risk rating methodology. The risk rating categories are described by the following groupings:

Pass – Ratings 1–4 define the risk levels of borrowers and guarantors that offer a minimal to an acceptable level of risk.

Watch – A watch asset (rating of 5) has credit exposure that presents higher than average risk and warrants greater than routine attention by Bank personnel due to conditions affecting the borrower, the borrower’s industry or the economic environment.

Special mention – A special mention asset (rating of 6) has potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the asset or in the institution’s credit position at some future date.

Substandard – A substandard asset (rating of 7) is inadequately protected by the current sound worth and paying capacity of the borrower or the collateral pledged, if any. Assets so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt.

Doubtful – A doubtful asset (rating of 8) has all the weaknesses inherent in one classified substandard with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable.

Loss – A loss asset (rating of 9) is considered uncollectible and of such little value that its continuance as a bankable asset is not warranted.

26

Note 6 – Allowance for Loan Losses and Reserve for Unfunded Commitments (continued)

The following table summarizes the credit quality of the loans considered for inclusion in the allowance for loan losses calculation, excluding acquired impaired loans, as of September 30, 2015 and December 31, 2014:

September 30, 2015	Commercial Real Estate	Residential Real Estate	Construction, Land Development, and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Total
Pass	$1,312,306	$572,933	$35,441	$121,781	$307,245	$28,683	$2,378,389
Watch	85,236	4,315	18,148	12,647	38,790	7,079	166,215
Special Mention	22,898	119	1,502	931	15,704	800	41,954
Substandard	12,968	1,068	199	1,224	8,216	40	23,715
Doubtful	—	—	—	—	—	—	—
Loss	—	—	—	—	—	—	—

Total	$1,433,408	$578,435	$55,290	$136,583	$369,955	$36,602	$2,610,273

December 31, 2014	Commercial Real Estate	Residential Real Estate	Construction, Land Development, and Other Land	Agricultural	Commercial and Industrial	Installment and Other	Total
Pass	$1,052,175	$529,027	$22,833	$112,610	$252,457	$34,085	$2,003,187
Watch	117,257	7,278	10,075	13,398	45,286	696	193,990
Special Mention	25,615	138	1,573	2,825	12,788	—	42,939
Substandard	13,414	4,422	608	1,023	9,157	42	28,666
Doubtful	—	—	—	—	—	—	—
Loss	—	—	—	—	—	—	—

Total	$1,208,461	$540,865	$35,089	$129,856	$319,688	$34,823	$2,268,782

The following tables summarize loan portfolio by type and payment status at the dates indicated (excluding acquired impaired loans):

	September 30, 2015
	Commercial Real Estate	Residential Real Estate	Construction/land Development	Agricultural	Commercial & Industrial	Installments & Other	Total
Performing	$1,430,346	$577,559	$55,091	$136,270	$368,255	$36,565	$2,604,086
Nonperforming	3,062	876	199	313	1,700	37	6,187
Total loans	$1,433,408	$578,435	$55,290	$136,583	$369,955	$36,602	$2,610,273

	December 31, 2014
	Commercial Real Estate	Residential Real Estate	Construction/land Development	Agricultural	Commercial & Industrial	Installments & Other	Total
Performing	$1,205,192	$540,248	$34,680	$129,856	$317,909	$34,781	$2,262,666
Nonperforming	3,269	617	409	—	1,779	42	6,116
Total loans	$1,208,461	$540,865	$35,089	$129,856	$319,688	$34,823	$2,268,782

27

Note 6 – Allowance for Loan Losses and Reserve for Unfunded Commitments (continued)

The following tables summarize past due loan information by category, excluding acquired impaired loans, as of September 30, 2015 and December 31, 2014:

September 30, 2015	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days and Accruing	Total Past Due	Non-accrual	Current	Total
Commercial real estate	$232	$241	$—	$473	$3,062	$1,429,873	$1,433,408
Residential real estate	582	—	—	582	876	576,977	578,435
Construction, land development, and other land	1,199	—	—	1,199	199	53,892	55,290
Agricultural	—	—	—	—	313	136,270	136,583
Commercial and industrial	3,308	25	41	3,374	1,700	364,881	369,955
Installment and other	13	7	—	20	37	36,545	36,602

Total	$5,334	$273	$41	$5,648	$6,187	$2,598,438	$2,610,273

December 31, 2014	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days and Accruing	Total Past Due	Non-accrual	Current	Total
Commercial real estate	$1,822	$526	$—	$2,348	$3,269	$1,202,844	$1,208,461
Residential real estate	185	925	214	1,324	617	538,924	540,865
Construction, land development, and other land	12	—	—	12	409	34,668	35,089
Agricultural	110	—	—	110	—	129,746	129,856
Commercial and industrial	355	23	—	378	1,779	317,531	319,688
Installment and other	20	—	—	20	42	34,761	34,823

Total	$2,504	$1,474	$214	$4,192	$6,116	$2,258,474	$2,268,782

Non-accrual loans have related government guaranteed balances of $2.4 million and $1.0 million as of September 30, 2015 and December 31, 2014, respectively.

Not considering purchased impaired loans, impaired loans of $725 thousand and $742 thousand were classified as troubled debt restructurings as of September 30, 2015 and December 31, 2014, respectively. The restructurings were granted in response to borrower financial difficulty and generally provide for a modification of loan repayment terms or interest rate. Impaired restructured loans carry a specific allowance, and the allowance on impaired restructured loans is calculated consistently for all loans. The Bank did not restructure any loans during the nine month period ended September 30, 2015, or for the year ended December 2014. There were no available commitments for troubled debt restructurings outstanding as of September 30, 2015 or December 31, 2014.

28

Note 6 – Allowance for Loan Losses and Reserve for Unfunded Commitments (continued)

The following table presents troubled debt restructurings by accrual versus non-accrual status and by loan class as of September 30, 2015 and December 31, 2014:

September 30, 2015
	Number of Contracts	Accrual Status	Number of Contracts	Non- Accrual Status	Number of Contracts	Total Modifications
Commercial real estate	—	$—	—	$—	—	$—
Residential real estate	—	—	1	18	1	18
Construction, land development and other land	—	—	—	—	—	—
Agricultural	—	—	—	—	—	—
Commercial and industrial	2	707	—	—	2	707
Installment and other	—	—	—	—	—	—

Total	2	$707	1	$18	3	$725

December 31, 2014
	Number of Contracts	Accrual Status	Number of Contracts	Non- Accrual Status	Number of Contracts	Total Modifications
Commercial real estate	—	$—	—	$—	—	$—
Residential real estate	—	—	1	20	1	20
Construction, land development and other land	—	—	—	—	—	—
Agricultural	—	—	—	—	—	—
Commercial and industrial	2	722	—	—	2	722
Installment and other	—	—	—	—	—	—

Total	2	$722	1	$20	3	$742

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Note 6 – Allowance for Loan Losses and Reserve for Unfunded Commitments (continued)

Reserve for unfunded commitments – The activity related to the reserve for unfunded commitments for the three month and nine month periods ended September 30, 2015 and 2014 is presented below:

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Balance, beginning of period	$3,212	$1,657	$2,145	$1,090
Reserve for acquired unfunded commitments	—	—	195	—
Provision (benefit) for unfunded commitments	(109)	151	763	718

Balance, end of period	$3,103	$1,808	$3,103	$1,808

There were no charge-offs or recoveries related to the reserve for unfunded commitments for the three and nine month periods ended September 30, 2015 and 2014.

Note 7 – Goodwill, Intangible Assets, and Intangible Liabilities

The following table summarizes the changes in the Company’s goodwill and intangible assets and intangible liabilities for the nine months ended September 30, 2015 and the year ended December 31, 2014:

	Goodwill	Core Deposit Intangible	Trade Name Intangible	Favorable Leasehold Interest Intangible	Unfavorable Leasehold Interest Intangible
Balance, December 31, 2013	$59,620	$22,039	$2,642	$2,378	$(2,372)
Measurement period adjustments	562	—	—	—	—
Amortization or accretion	—	(3,028)	(155)	(312)	590
Impairment	(2,963)	(270)	—	—	—
Balance, December 31, 2014	57,219	18,741	2,487	2,066	(1,782)
Acquired	17,253	17			(230)
Measurement period adjustments	3,486	—	—	—	—
Amortization or accretion	—	(2,088)	(117)	(136)	355
Impairment	—	—	—	—	—

Balance, September 30, 2015	$77,958	$16,670	$2,370	$1,930	$(1,657)

Accumulated amortization or accretion	n/a	$14,570	$746	$1,126	$(2,750)
Weighted average remaining amortization or accretion period (years)	n/a	12	15	14	7

30

The following table presents the forecasted amortization expense for intangible assets acquired in all mergers:

Expected Amortization
Remainder of 2015	$735
2016	2,710
2017	2,481
2018	2,252
2019	2,023
Thereafter	8,839

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Note 8 – Fair Value of Financial Instruments

The following table presents information about the Company’s assets and liabilities measured at fair value on a recurring basis as of September 30, 2015 and December 31, 2014 and indicates the fair value hierarchy of the valuation techniques utilized by the Bank to determine such fair value.

		Fair Value Measurements Using
September 30, 2015	Fair Value	Level 1	Level 2	Level 3
Recurring assets
Obligations of federal government agencies	$18,724	$—	$18,724	$—
Obligations of states, municipalities, and political subdivisions	88,596	—	88,596	—
Residential mortgage backed securities	693,634	—	693,634	—
Commercial mortgage backed securities	50,567	—	50,567	—
Corporate securities	13,739	—	13,739	—
Other securities	17,115	5,451	11,664	—
Rate lock commitments	33	—	33	—
Forward sales commitments	18	—	18	—
Interest rate swaps	5,940	—	5,940	—
Recurring liabilities
Rate lock commitments	107	—	107	—
Forward sales commitments	24	—	24	—
Interest rate swaps	6,150	—	6,150	—

		Fair Value Measurements Using
December 31, 2014	Fair Value	Level 1	Level 2	Level 3
Recurring assets
Obligations of federal government agencies	$19,517	$—	$19,517	$—
Obligations of states, municipalities, and political subdivisions	92,680	—	92,680	—
Residential mortgage backed securities	753,097	—	753,097	—
Commercial mortgage backed securities	53,430	—	53,430	—
Corporate securities	7,113	—	7,113	—
Other securities	19,122	5,338	13,784	—
Rate lock commitments	11	—	11	—
Forward sales commitments	5	—	5	—
Interest rate swaps	3,685	—	3,685	—
Recurring liabilities
Rate lock commitments	6	—	6	—
Forward sales commitments	11	—	11	—
Interest rate swaps	3,640	—	3,640	—
Risk participation agreement	40		40

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Note 8 – Fair Value of Financial Instruments (continued)

Certain assets are also measured at fair value on a non-recurring basis. Adjustments to fair value based on such non-recurring transactions generally result from the application of lower of cost or fair value accounting or write-downs of individual assets due to impairment. The following table summarizes the Company’s assets and liabilities that were measured at fair value on a non-recurring basis at September 30, 2015 and December 31, 2014:

		Fair Value Measurements Using
September 30, 2015	Fair Value	Level 1	Level 2	Level 3
Non-recurring
Foreclosed real estate and other foreclosed assets	$8,090	$—	$—	$8,090
Premises and equipment held for sale	1,930	—	—	1,930

		Fair Value Measurements Using
December 31, 2014	Fair Value	Level 1	Level 2	Level 3
Non-recurring
Foreclosed real estate and other foreclosed assets	$9,928	$—	$—	$9,928
Premises and equipment held for sale	2,925	—	—	2,925

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Note 8 – Fair Value of Financial Instruments (continued)

The following fair value table includes those financial instruments for which it is practical to estimate fair value. It does not include the value of non-financial assets and liabilities such as premises and equipment and intangible assets such as goodwill, customer relationships, trade name and core deposit intangibles. The table summarizes carrying amounts, estimated fair values, and assumptions used by the Company to estimate fair value as of September 30, 2015 and December 31, 2014:

September 30, 2015	Assumptions Used in Estimating Fair Value	Carrying Amount	Estimated Fair Value
Financial assets
Cash and due from banks	Equal to carrying value	$74,545	$74,545
Overnight interest bearing deposits with other banks	Equal to carrying value	23,103	23,103
Securities available-for-sale	Quoted market prices for identical or similar instruments or model-derived valuations	882,375	882,375
Securities held to maturity	Quoted market prices for identical or similar instruments or model-derived valuations	146,600	149,528
Loans, held for sale	Quoted market prices for similar loan products	86,692	87,508
Loans	Fixed-rate loans at discounted expected future cash flows, and variable rate loans equal to carrying value, net of allowance for loan losses and liquidity discount	2,904,988	2,862,346
Restricted equity securities	Par value	15,178	15,178
Bank-owned life insurance	Equal to carrying value	83,512	83,512
Derivative assets	Quoted market prices for similar instruments or model-derived valuations	5,991	5,991
Financial liabilities
Deposits	Fixed-rate certificates of deposit at discounted expected future cash flows and all other deposits equal to carrying value	3,620,254	3,490,263
Junior Subordinated Debentures	Equal to carrying value	7,058	7,058
Federal Home Loan Bank advances and other borrowings	Discounted expected future cash flows	240,141	240,463
Derivative liabilities	Quoted market prices for similar instruments or model-derived valuations	6,281	6,281

December 31, 2014	Assumptions Used in Estimating Fair Value	Carrying Amount	Estimated Fair Value
Financial assets
Cash and due from banks	Equal to carrying value	$62,889	$62,889
Overnight interest bearing deposits with other banks	Equal to carrying value	31,625	31,625
Securities available-for-sale	Quoted market prices for identical or similar instruments or model-derived valuations	944,959	944,959
Securities held to maturity	Quoted market prices for identical or similar instruments or model-derived valuations	107,890	109,580
Loans, held for sale	Quoted market prices for similar loan products	61,776	63,191
Loans	Fixed-rate loans at discounted expected future cash flows, and variable rate loans equal to carrying value, net of allowance for loan losses and liquidity discount	2,612,916	2,517,031
Restricted equity securities	Par value	14,723	14,723
Bank-owned life insurance	Equal to carrying value	70,662	70,662
Derivative assets	Quoted market prices for similar instruments or model-derived valuations	3,701	3,701
Financial liabilities
Deposits	Fixed-rate certificates of deposit at discounted expected future cash flows and all other deposits equal to carrying value	3,294,605	3,131,708
Federal Home Loan Bank advances and other borrowings	Discounted expected future cash flows	283,752	283,769
Derivative liabilities	Quoted market prices for similar instruments or model-derived valuations	3,697	3,697

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Note 9 – Commitments, Contingencies, and Derivatives

At September 30, 2015 and December 31, 2014, the Company had commitments to originate mortgage loans held for sale at pre-determined interest rates and forward sales commitments totaling $24.9 million and $8.2 million, respectively.

At September 30, 2015, the Company had risk participation agreements and interest rate swaps with notional values of $7.7 million and $267.9 million, respectively. At December 31, 2014, the Company had risk participation agreements and interest rate swaps with notional values of $7.8 million and $247.9 million, respectively. The aggregate value of assets posted as collateral for derivatives totaled $7.1 million and $4.7 million at September 30, 2015 and December 31, 2014, respectively.

Interest rate swap agreements are used for interest rate risk management and to accommodate the credit needs of the Bank’s customers. These transactions involve both credit and market risk, and their value is derived from the underlying interest rates. The notional amounts are amounts on which calculations, payments, and the value of the derivative are based. Notional amounts do not represent direct credit exposures. Direct credit exposure is limited to the net difference between the calculated amounts to be received and paid, if any. Such difference, which represents the fair value of the derivative instruments, is reflected in the Company’s consolidated statements of financial condition as other assets and other liabilities. The interest rate swap agreements are not designated as hedges and do not receive hedge accounting treatment; thus, changes in fair values are recorded in current operations.

Changes in the fair value of interest rate derivatives are recorded in other non-interest income. For the nine month periods ended September 30, 2015 and 2014, losses on interest rate derivatives were $214 thousand and $495 thousand, respectively. For the three month periods ended September 30, 2015 and 2014, losses on interest rate derivatives were $318 thousand and $13 thousand, respectively.

Legal contingencies – In the ordinary course of business, the Company has various outstanding commitments and contingent liabilities that are not reflected in the accompanying unaudited consolidated financial statements. In addition, the Company is a defendant in certain claims and legal actions arising in the ordinary course of business. In the opinion of management, after consultation with legal counsel, the ultimate disposition of these matters is not expected to have a material effect on the consolidated financial condition or results of operations of the Company.

Commitments to extend credit – The Banks are party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of their customers. These financial instruments include commitments to extend credit and standby letters of credit. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of condition. The contract or notional amounts of those instruments reflect the extent of involvement the Banks have in particular classes of financial instruments.

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Note 9 – Commitments, Contingencies and Derivatives (continued)

The Company’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual or notional amount of those instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for instruments recognized on the statement of condition. The Banks do not anticipate any material losses as a result of the commitments and standby letters of credit.

The following table summarizes the contract or notional amount of outstanding loan commitments at September 30, 2015 and December 31, 2014:

	September 30,	December 31,
	2015	2014
Commitments to extend credit	$670,303	$538,865
Standby letters of credit	13,583	10,863

Total	$683,886	$549,728

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Banks evaluate each customer’s creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Banks upon extension of credit, is based on management’s credit evaluation of the counterparty. Collateral required varies but may include accounts receivable, inventory, property, plant, and equipment, and income producing commercial properties.

Standby letters of credit are conditional commitments issued by the Banks to guarantee to a third-party the performance of a customer. Those guarantees are primarily issued to support public and private borrowing arrangements, bond financing and similar transactions. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. The related liability for the Banks’ obligation under standby letters of credit and guarantees is immaterial.

Note 10 – Holdings and Bancshares Only Statements

Certain intercompany transactions are affected by timing differences, and the impact of those differences on the Company’s statements of income are reflected in the following tables. The following are the condensed statements of financial condition, income, and cash flows for Holdings:

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SKBHC Holdings LLC

Condensed Statements of Financial Condition

	As of September 30,	As of December 31,
	2015	2014
Cash	$299	$372
Investment in subsidiary	604,976	576,941

Total assets	$605,275	$577,313

Other liabilities	$13,989	$12,731
Members’ equity	591,286	564,582

Total liabilities and members’ equity	$605,275	$577,313

SKBHC Holdings LLC

Condensed Statements of Income

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
INCOME
Other income	$—	$—	$—	$—

	—	—	—	—

EXPENSES
Other operating expenses	395	579	1,632	1,307

	395	579	1,632	1,307

LOSS BEFORE BENEFIT FOR INCOME TAX AND NET INCOME OF SUBSIDIARY, NET OF DIVIDENDS PAID TO HOLDINGS	(395)	(579)	(1,632)	(1,307)
INCOME TAXES	—	—	—	—

LOSS BEFORE NET INCOME OF SUBSIDIARY, NET OF DIVIDENDS PAID TO HOLDINGS	(395)	(579)	(1,632)	(1,307)
Equity in earnings from subsidiaries	8,372	6,218	23,390	18,293

NET INCOME	$7,977	$5,639	$21,758	$16,986

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Note 10 – Holdings and Bancshares Only Statements (continued)

SKBHC Holdings LLC

Condensed Statements of Cash Flows

	For the Nine Months Ended
	September 30,
	2015	2014
CASH FLOWS USED IN OPERATING ACTIVITIES
Net income	$21,758	$16,986
Adjustments to reconcile net income to cash used in operating activities:
Net income of subsidiaries, net of dividends paid to Holdings	(23,390)	(18,293)
Compensation expense for management units	1,232	1,054
Net change in other assets	—	(3)
Net change in other liabilities	27	(204)

Net cash used in operating activities	(373)	(460)

CASH FLOWS PROVIDED BY INVESTING ACTIVITIES
Capital contributions to subsidiary	—	—
Dividends received from subsidiary	300	—

Net cash provided by investing activities	300	—

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
Proceeds from members	—	—

Net cash provided by financing activities	—	—

Net change in cash	(73)	(460)
CASH, beginning of year	372	978

CASH, end of period	$299	$518

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Note 10 – Holdings and Bancshares Only Statements (continued)

The following are the condensed statements of financial condition, operations and cash flows for Bancshares:

Starbuck Bancshares, Inc.

Condensed Statements of Financial Condition

	As of September 30,	As of December 31,
	2015	2014
Cash	$5,579	$4,420
Investment in Bank subsidiaries	598,038	568,177
Other assets	12,090	9,195

Total assets	$615,707	$581,792

Junior subordinated debentures	$7,058	$—
Other liabilities	$3,673	4,851
Shareholder equity	604,976	576,941

Total liabilities and shareholder equity	$615,707	$581,792

Starbuck Bancshares, Inc.

Condensed Statements of Income

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
INCOME
Management and service fees	$773	$374	$2,318	$1,139
Other income	4	121	5	385

	777	495	2,323	1,524

EXPENSES
Interest expense on junior suboridinated debentures	73	—	191	—
Other operating expenses	(106)	1,840	4,333	4,596

	(33)	1,840	4,524	4,596

INCOME (LOSS) BEFORE BENEFIT FOR INCOME TAX AND NET INCOME OF SUBSIDIARIES, NET OF DIVIDENDS PAID TO PARENT	810	(1,345)	(2,201)	(3,072)
BENEFIT FOR INCOME TAX	116	265	677	923
INCOME (LOSS) BEFORE NET INCOME OF SUBSIDIARIES, NET OF DIVIDENDS PAID TO PARENT	926	(1,080)	(1,524)	(2,149)

Net income of subsidiaries, net of dividends paid to Parent	7,446	7,298	24,914	20,465

NET INCOME	$8,372	$6,218	$23,390	$18,316

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Note 10 – Holdings and Bancshares Only Statements (continued)

Starbuck Bancshares, Inc.

Condensed Statements of Cash Flows

	For the Nine Months Ended September 30,
	2015	2014
CASH FLOWS USED IN OPERATING ACTIVITIES
Net income	$23,390	$18,316
Adjustments to reconcile net income to cash used in operating activities:
Net income of subsidiaries, net of dividends paid to Parent	(24,914)	(20,465)
Net change in other assets	(2,895)	(298)
Net change in other liabilities	(1,180)	(134)

Net cash used in operating activities	(5,599)	(2,581)

CASH FLOWS USED IN INVESTING ACTIVITIES
Capital contributions to subsidiary	—	—

Net cash used in investing activities	—	—

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
Acquisition of junior subordinated debt	7,058	—
Dividends paid to Holdings	(300)	—

Net cash provided by financing activities	6,758	—

Net change in cash	1,159	(2,581)
CASH, beginning of year	4,420	7,089

CASH, end of period	$5,579	$4,508

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Note 11 – Other Non-interest Income and Expense

Components of other non-interest income which exceed 1% of the aggregate total net interest income and total non-interest income for the three month and nine month periods ended September 30, 2015 and 2014, respectively, are as follows:

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Loan sales income	$1,485	$2,768	$4,798	$10,983
Bank-owned life insurance	569	452	1,578	1,563
Net gains on sales of foreclosed assets and rental income	390	776	1,047	3,135
Net gains on sales of securities	267	9	427	455
Other	596	1,381	2,918	3,590

Total	$3,307	$5,386	$10,768	$19,726

Components of other non-interest expense which exceed 1% of the aggregate total net interest income and total non-interest income for the three month and nine month periods ended September 30, 2015 and 2014, respectively, are as follows:

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Acquisition-related expenses	$1,025	$194	$1,203	$246
FDIC assessment	625	594	1,925	1,823
Travel	529	552	1,587	1,833
Bankcard and debit cards	525	442	1,511	1,553
Postage and supplies	415	491	1,237	1,748
Insurance	404	442	1,324	1,279
Telephone	308	285	921	1,031
Advertising and marketing	286	477	797	1,234
Other professional fees	264	570	906	1,907
Mortgage repurchase expense	14	732	14	734
Other	1,818	1,838	10,902	11,824

Total	$6,213	$6,617	$22,327	$25,212

Note 12 – Subsequent Event

On October 2, 2015, Banner Corporation (“Banner”), announced that it had completed the acquisition of AmericanWest Bank, effective as of 11:59 p.m. October 1, 2015. Pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of November 5, 2014, by and among Banner, Elements Merger Sub, LLC, a wholly owned subsidiary of Banner (“Merger Sub”), SKBHC Holdings LLC and Starbuck Bancshares, Inc. (“Starbuck”) (as amended, the “Merger Agreement”), Starbuck merged with and into Merger Sub (the “Merger”), and immediately following the Merger, Starbuck’s wholly owned subsidiary bank, AmericanWest Bank merged with and into Banner’s wholly owned subsidiary bank, Banner Bank (the “Bank Merger”). The consideration paid by Banner pursuant to the Merger Agreement was 13,230,000 shares of Banner’s common stock and non-voting common stock and $130.0 million in cash.

41